UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas Trust & Securities Services – GDS 60 Wall Street 27th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(615) 835-2749

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers.

(b)           On October 28, 2009, David J. Hoffman, an individual Trustee of Mesabi Trust since 1976, advised the Mesabi Trustees that he is resigning from his position as Trustee.  Mr. Hoffman’s resignation will be effective as of the date his successor is appointed by a majority in interest of the Trust Certificate holders at a special meeting called for such purpose.  Mr. Hoffman informed the Trustees that he was resigning due to general health concerns.  A copy of Mr. Hoffman’s letter of resignation is attached to this Form 8-K as Exhibit 17.1.

Item 8.01      Other Events.

On October 28, 2009, Mesabi Trust issued a press release announcing that the Trustees have nominated Mr. Robert C. Berglund to stand for appointment to succeed Mr. Hoffman.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

(d)                                             Exhibits

17.1                                       Resignation Letter of David J. Hoffman

99.1                                       Press Release dated October 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Kenneth R. Ring
Kenneth R. Ring
Vice President
Deutsche Bank National Trust Company
For Deutsche Bank Trust Company Americas

Dated: October 29, 2009